SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  [X]                            Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CORNERSTONE PROGRESSIVE RETURN FUND
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CORNERSTONE PROGRESSIVE RETURN FUND
7 Dawson Street
Huntington Station, NY 11746

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 15, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2014: THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.CORNERSTONEPROGRESSIVERETURNFUND.COM/DATA/SITES/6/DOCS/CFP_PROXY_FINAL.PDF

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Cornerstone Progressive Return Fund, a Delaware statutory trust (the “Fund”), will be held at 12:00 noon, Eastern Time, on April 15, 2014 at the First Floor Conference Room, 1075 Hendersonville Rd., Asheville, NC 28803, for the following purposes:

1.	To approve the election of five trustees to hold office until the year 2015 Annual Meeting of Shareholders (Proposal 1); and

2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponements thereof.

The Board of Trustees has fixed the close of business on February 18, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

Copies of the Fund’s most recent annual report are available free of charge for any shareholder by writing to the Fund, c/o AST Fund Solutions, LLC, 7 Dawson Street, Huntington Station, NY 11746, by calling (866) 668-6558, or by visiting the Fund’s website at www.cornerstoneprogressivereturnfund.com.

By Order of the Board of Trustees

Gary A. Bentz
Secretary

Dated: February 28, 2014

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS VALID SIGNATURE

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

CORNERSTONE PROGRESSIVE RETURN FUND INC.
7 Dawson Street
Huntington Station, NY 11746

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
to be held on April 15, 2014

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Cornerstone Progressive Return Fund, a Delaware statutory trust (the “Fund”) for use at the Annual Meeting of Shareholders for the year 2014 (the “Meeting”) to be held 12:00 noon, Eastern Time, on April 15, 2014 at the First Floor Conference Room, 1075 Hendersonville Rd., Asheville, NC 28803, and at any and all adjournments and postponements thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of the Fund (“Shareholder(s)”) on or about February 28, 2014.

Any Shareholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Shareholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, Glenn W. Wilcox, Sr., and Ralph W. Bradshaw, as the nominees for Trustee.

In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal requiring that the broker has discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding common shares of beneficial interest, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

At least one-third of the Fund’s Shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Your vote is being solicited by the trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

The trustees and officers of the Fund and AST Fund Solutions, LLC, the administrator to the Fund (the “Administrator”) may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. The cost of soliciting the proxies will be borne by the Fund.

Only holders of issued and outstanding common shares of beneficial interest of record at the close of business on February 18, 2014 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per common share so held. The number of common shares of beneficial interest outstanding on February 18, 2014 was 39,257,123. The Fund is a diversified, closed-end management investment company.

Copies of the Fund’s most recent annual report may be ordered free of charge to any Shareholder by writing to the Fund, c/o AST Fund Solutions, LLC, 7 Dawson Street, Huntington Station, NY 11746, or by calling (866) 668-6558. This report is not to be regarded as proxy-soliciting material.

This Proxy Statement is first being mailed to Shareholders on or about February 28, 2014.

PROPOSAL NO. 1
ELECTION OF TRUSTEES

The Board of Trustees currently consists of five members. All of the members were approved by the Shareholders at the Year 2013 Annual Meeting.

At the Meeting, Shareholders will be asked to vote for the election of five Trustees to hold office until the year 2015 Annual Meeting of Shareholders or thereafter until each of their respective successors is duly elected and qualified. If elected, each nominee has consented to serve as a Trustee of the Fund until his successor is duly elected and qualified. Each nominee was considered and recommended by the Fund’s Nominating and Corporate Governance Committee.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the five nominees. Each nominee has indicated that he will serve if elected, and the Board of Trustees has no reason to believe that any of the nominees named below will become unavailable for election as a Trustee, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Trustees:

NOMINEES

Name and Address(1) (Birth Date)	Position(s) with Fund	Term of Office Since	Principal Occupation Over Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Nominee for Trustee Outside of Fund Complex*
NON-INTERESTED NOMINEES
Edwin Meese III (Dec.1931)	Trustee; Audit, Nominating and Corporate Governance Committee Member	2007	Distinguished Fellow, The Heritage Foundation Washington D.C.; Distinguished Visiting Fellow at the Hoover Institution, Stanford University; Senior Adviser, Revelation L.P., Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None
Scott B. Rogers (July 1955)	Trustee; Audit, Nominating and Corporate Governance Committee Member	2007	Director, Board of Health Partners, Inc.; Chief Executive Officer, Asheville Buncombe Community Christian Ministry ("ABCCM"); and President, ABCCM Doctor’s Medical Clinic; Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None
Andrew A. Strauss (Nov. 1953)	Trustee; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	2007	Attorney and senior member of Strauss & Associates, P.A., Attorneys; Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None
Glenn W. Wilcox, Sr. (Dec. 1931)	Trustee; Chairman of Audit Committee and Nominating and Corporate Governance Committee Member	2007	Chairman of the Board of Tower Associates, Inc.; Chairman of the Board of Wilcox Travel Agency, Inc.; Director of Champion Industries, Inc.; Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	Director of Champion Industries, Inc.

NOMINEES (Continued)

Name and Address(1) (Birth Date)	Position(s) with Fund	Term of Office Since	Principal Occupation Over Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Nominee for Trustee Outside of Fund Complex*
INTERESTED TRUSTEE NOMINEE
Ralph W. Bradshaw (Dec. 1950)**	Chairman of the Board of Trustees and President	2007	President, Cornerstone Advisors, Inc.; Financial Consultant; President and Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None

(1)	The mailing address of each Nominee/Trustee with respect to Fund operations is 7 Dawson Street, Huntington Station, NY 11746.

*
As of December 31, 2013, the Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc., all of which are managed by Cornerstone Advisors, Inc. (the “Investment Adviser”) Each of the above Trustees oversee all of the Funds in the Fund Complex.

**	Mr. Bradshaw is an “interested person” as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Investment Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Trustee of the Fund. In addition, the Board values the diverse skill sets and experiences that each Trustee contributes. The Board considers that its diversity as a whole is as a result of a combination of Trustees who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Trustee provides as a result of his present experiences and his background. Information as of December 31, 2012 discussing the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

RALPH W. BRADSHAW. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001. He brings over 20 years of extensive investment management experience and also formerly served as a Director of several other closed-end funds. Prior to founding the Investment Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the other service providers, counsel and the Fund’s independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Trustee, in addition to serving as President of the Investment Adviser. The Board values his strong moral character and integrity.

EDWIN MEESE III. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation’s Center for Legal and Judicial Studies. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counsellor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

SCOTT B. ROGERS. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board’s discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

ANDREW A. STRAUSS. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

GLENN W. WILCOX, SR. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in real estate development, radio and oil and gas exploration industries. He serves on the Board of Directors and Audit Committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of December 31, 2013. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity in All Funds Overseen by Trustees in Fund Complex
NON-INTERESTED TRUSTEES
Edwin Meese III	0	0
Scott B. Rogers	Over $100,000	Over $100,000
Andrew A. Strauss	0	0
Glenn W. Wilcox Sr.	$1–$10,000	$10,001–$50,000

INTERESTED TRUSTEE
Ralph W.Bradshaw	$50,001-$100,000	Over $100,000

EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current principal officers of the Fund are:

Name and Address(1) (Birth Date)	Position with Fund	Term of Office Since	Principal Occupation Over Past 5 Years
Gary A. Bentz (June 1956)	Chief Compliance Officer; Secretary, and Assistant Treasurer	2007, 2008, 2009
Chairman and Chief Financial Officer of Cornerstone Advisors, Inc.; Financial Consultant, C.P.A; Chief Compliance Officer, Secretary, and Assistant Treasurer of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.

Frank J. Maresca (October 1958)	Treasurer	April 17, 2013
Executive Vice President of AST Fund Solutions, LLC (since February 2012), Executive Vice President of Ultimus Fund Solutions, LLC (from March 2009-February 2012) previous Executive Director, JP Morgan Chase & Co.; Previous President of Bear Stearns Funds Management Inc.; Previous Senior Managing Director of Bear Stearns & Co. Inc.; Treasurer of the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. (from May 2009 through February 2012).

(1)	The officers’ address with respect to Fund operations is the same as the Fund’s.

Under the federal securities laws, the Fund is required to provide to Shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s Investment Adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2013, to each Trustee of the Fund in his capacity solely as a Trustee of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

Name of Trustee	Trustee Since	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex* Paid to Trustee
Glenn W. Wilcox, Sr.	2007	$15,000	$45,000
Andrew A. Strauss	2007	$15,000	$45,000
Edwin Meese III	2007	$15,000	$45,000
Scott B. Rogers	2007	$15,000	$45,000
Ralph W. Bradshaw	2007	0	0

*
For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Strategic Value Fund, Inc., and Cornerstone Total Return Fund, Inc., all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2013.

Transactions With Fund Affiliates. As of December 31, 2013, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of five individuals, one of whom is an Interested Trustee. The Chairman of the Board, Mr. Bradshaw, is the Interested Trustee and is the President of the Fund, the President of the Investment Adviser, and is the President and a director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. The Board does not have a lead independent trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. Each of the Trustees attended at least seventy-five (75%) percent of the six (6) meetings of the Board of Trustees and the four (4) meetings of its committees (including regularly scheduled and special meetings) held during the period for which he was a member. The Board does not have a policy regarding Trustees’ attendance at the annual shareholders meeting, but all are invited to attend. Last year, three Trustees attended the meeting.

THE AUDIT COMMITTEE

The Fund has a standing Audit Committee (the “Audit Committee”), which is comprised of Messrs. Wilcox, Sr., Meese, Rogers and Strauss, all of whom are trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Audit Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee convened four (4) times during the 2013 calendar year.

The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

The responsibilities of the Audit Committee, as approved by the Trustees, are set forth in the Audit Committee Charter, a copy of which is available on the Fund's website at http://www.cornerstoneprogressivereturnfund.com/Data/Sites/5/docs/Audit_Charter.pdf, under the section “Corporate Governance – Audit Committee Charter.”

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the “Committee”), which is comprised of Messrs. Wilcox, Sr., Strauss, Meese, and Rogers, all of whom are Trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The Committee will consider all nominees recommended by Shareholders of the Fund, so long as Shareholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund’s By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all Trustee nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee’s: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet Trustee responsibilities. The Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider racial, gender and professional experience diversity when identifying future candidates. The Committee will ultimately recommend nominees that it believes will enhance the Board’s ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Shareholder-recommended candidates by applying the same criteria used to evaluate Trustee-recommended candidates. The deadline for submitting a Shareholder proposal for inclusion in the Fund’s proxy statement and proxy for the Fund’s 2014 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 3, 2014. Shareholders wishing to submit proposals or Trustee nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on December 2, 2014. Shareholders are also advised to review the Fund’s By-laws, which contain additional requirements with respect to advance notice of Shareholder proposals and Trustee nominations.

In 2014, the Committee met and discussed the nomination of the Trustees of the Fund for the 2014 Annual Meeting of Shareholders. Each Nominee was recommended by the non-interested Trustees. The Nominating and Corporate Governance Committee convened four (4) times during the 2013 calendar year.

The responsibilities of the Nominating and Corporate Governance Committee, as approved by the Trustees, are set forth in the Nominating and Corporate Governance Committee Charter, a copy of which is available on the Fund’s website at:
http://www.cornerstoneprogressivereturnfund.com/Data/Sites/5/docs/Nominating_Charter.pdf, under the section “Corporate Governance - Nominating and Corporate Governance Committee Charter.”

BOARD’S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and Nominating and Corporate Governance Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s Chief Compliance Officer), portfolio management personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of Fund personnel, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and consider whether any changes to the current structure are prudent.

REQUIRED VOTE

Trustees are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of common shares of beneficial interest of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. RALPH W. BRADSHAW, EDWIN MEESE III, SCOTT B. ROGERS, ANDREW A. STRAUSS AND GLENN W. WILCOX, SR. AS TRUSTEES OF THE FUND.

AUDIT COMMITTEE REPORT

In 2014, the Audit Committee met with the Fund’s Administrator, AST Fund Solutions, LLC and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund’s audited financial statements for the year ended December 31, 2013. The Fund’s independent public accounting firm represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund’s Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund’s independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

Based upon the Audit Committee’s discussion with the Fund’s Administrator and the independent registered public accounting firm and the Audit Committee’s review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund’s Annual Report for the year ended December 31, 2013 filed with the Securities and Exchange Commission (“SEC”).

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

The Audit Committee of the Board of Trustees has selected Tait, Weller & Baker LLP to be employed as the Fund’s independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

Respectfully submitted,
Glenn W. Wilcox, Sr.
Andrew A. Strauss
Scott B. Rogers
Edwin Meese III

RELATIONSHIP WITH INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm for the calendar year ended December 31, 2013, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund’s registered public accounting firm for the calendar year ending December 31, 2014.

A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Shareholders or make a statement, but may be available by telephone to respond to appropriate questions from Shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31, 2013 and 2012 were:

Service	2013	2012
Audit Fees	$15,000	$14,500
Audit-Related Fees	0	0
Tax Fees (1)	3,600	3,500
All Other Fees (2)	1,550	1,500
Total	$20,150	$19,500

(1)	Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.

(2)	All Other Fees represents charges for review of the Fund’s rights offering documents.

All of the services performed by the Fund’s independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. Audit Fees for the years ended December 31, 2013 and 2012 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2013 and 2012 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. All Other Fees for the year 2013 relate to charges for review of the Fund’s rights offering documents.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP’s independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements. Of the time expended by the Fund’s independent registered public accounting firm to audit the Fund’s financial statements for the period ended December 31, 2013, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm’s full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

INFORMATION PERTAINING TO THE FUND’S INVESTMENT
ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

Cornerstone Advisors, Inc. has acted as the Fund’s investment adviser (“Investment Adviser”) since the Fund’s inception, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. Cornerstone Advisors, Inc. was organized in February 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. Messrs. Bradshaw and Bentz are the only stockholders of the Investment Adviser.

Mr. Bradshaw is President and Chairman of the Board of Trustees of the Fund. Mr. Bentz is Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund.

THE ADMINISTRATOR

AST Fund Solutions, LLC, 7 Dawson Street, Huntington Station, NY 11746, currently acts as the Administrator of the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the Investment Company Act in combination require the Fund’s Trustees and officers, persons who own more than ten (10%) of the Fund’s Common Shares, and the Fund’s Investment Adviser and its trustees and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund’s trustees and officers, the Fund’s Investment Adviser and its Trustees and officers have complied with all applicable filing requirements during the year ended December 31, 2013.

INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS

The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on December 31, 2013:

Name and Address of Beneficial Owner	Common Shares of Beneficial Interest Owned
None

Additionally, on February 18, 2014, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 39,239,510 shares of the Fund, equal to approximately 99.9% of the outstanding shares of the Fund. All the Trustees and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION

The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

OTHER BUSINESS

The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

All proposals by Shareholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Shareholders, to be held in the year 2015, must be received by the Fund addressed to Cornerstone Progressive Return Fund, c/o AST Fund Solutions, LLC, 7 Dawson Street, Huntington Station, NY 11746 in advance of the meeting as set forth in this document.

CORNERSTONE PROGRESSIVE RETURN FUND

Gary A. Bentz, Secretary

Dated: February 28, 2014

CORNERSTONE PROGRESSIVE RETURN FUND
PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 15, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Cornerstone Progressive Return Fund (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Andrew A. Strauss, Scott B. Rogers, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned,with full power of substitution, to vote all shares of common shares of beneficial interest of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Shareholders of the Fund to be held at First Floor Conference Room, 1075 Hendersonville Rd., Asheville, NC 28803, on April 15, 2014 at 12:00 noon, Eastern Time, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to the election of the trustees and the consideration and vote of such other matters as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no such direction is made, the said proxies will vote FOR Proposal 1 and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Shareholders, in the interest of the Fund.

(Continued and to be dated and signed on reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF
CORNERSTONE PROGRESSIVE RETURN FUND
April 15, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.cornerstoneprogressivereturnfund.com/Data/Sites/6/docs/CFP_proxy_final.pdf

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF TRUSTEES) AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    To approve the election of five (5) Trustees:

NOMINEES:
/ /	FOR ALL NOMINEES	/ /	Ralph W. Bradshaw
	WITHHOLD AUTHORITY	/ /	Edwin Meese III
/ /	FOR ALL NOMINEES	/ /	Scott B. Rogers
		/ /	Andrew A. Strauss
/ /	FOR ALL EXCEPT	/ /	Glenn W. Wilcox, Sr.
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark

"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

2.    In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

Your proxy is important to assure a quorum at the Annual Meeting of Shareholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted by this method.

SIGNATURE OF STOCKHOLDER	DATE

SIGNATURE OF STOCKHOLDER	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.